EXHIBIT 10.60

FIRST AMENDMENT TO THE MASTER LEASE

Wal-Mart Stores East, LP, individually and only as to Stores (as defined in the Master Lease Agreement) owned, leased, or operated in AL, CT, DE, FL, GA, IN, KY, ME, MD, MA, MI, MS, MO, NH, NJ, NM, NY,NC, OH, OK, PA, RI, SC, TN, VT, VA, WI, WV; Wal-Mart Stores, Inc., individually and only as to Stores owned or leased in AK, AR, AZ, CA, CO, HI, ID, IL, IA, KS, MN, MT, NE, NV, ND, OR, SD, UT, WA, WY; Wal-Mart Louisiana, LLC, individually and only as to Stores owned or leased in Louisiana; and Wal-Mart Stores Texas, LP, individually and only as to Stores owned or leased in Texas (each referred to as “Landlord” for purposes of this Master Lease as it applies to the Store) and CPI Corp. (“Tenant”), as successor-in-interest to Portrait Corporation of America, Inc. (“PCA”) enter into this First Amendment to the Master Lease (this “First Amendment”) as of the 20th day of June 2007.

Whereas, Landlord and PCA entered into the Master Lease Agreement effective June 8, 2007 (together with the any appendices, exhibits, attachments, and amendments, the “Master Lease”); and

Whereas, Tenant purchased from PCA all interest in the Master Lease thereby assuming all of PCA’s rights and obligations under the Master Lease as of June 8, 2007 (the “Transfer”);

Whereas, Landlord consented to the Transfer; and

Whereas, Landlord and Tenant each desire to modify the Master Lease as described more fully below.

Now therefore, in consideration of the mutual promises and premises set forth above and below, the receipt and sufficiency of which both Tenant and Landlord acknowledge, Tenant and Landlord each agree as follows:

1.
In lieu of Tenant and Landlord each signing separate Attachment A’s for Leased Space formerly leased by PCA under the April 4, 2002 Wal-Mart Master License Agreement, Tenant and  Landlord each shall honor all obligations of the other under the Master Lease for each Leased Premises located in a Store listed in Exhibit A, which is attached to this First Amendment and incorporated into the Master Lease.

2.	All capitalized terms not defined in this First Amendment shall have the same meaning ascribed to those terms in the Master Lease.

3.	In the event of any conflict between the terms of this First Amendment and the terms of the Master Lease, the terms of this First Amendment shall govern and control.

4.
This First Amendment may be executed in one or more counterparts, all of which are one and the same First Amendment and all of which become effective on the Effective Date mentioned above.  A facsimile or digital signature of any party is binding upon that party as if it were an original signature.

5.	This First Amendment shall be binding upon and shall inure to the benefit of their respective successors and assigns.

6.	Except as expressly modified and amended by this First Amendment, all other terms, covenants, and conditions of the Master Lease shall continue and remain in full force and effect.

[signature page to follow]

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Signed:
Landlord: Wal-Mart Stores, Inc.

By:	/s/Don R. Etheredge	July 6, 2007
	Don R. Etheredge	Date
Wal-Mart Stores, Inc.

Signed:
Landlord: Wal-Mart Stores East, LP

By:	/s/Don R. Etheredge	July 6, 2007
	Don R. Etheredge	Date
Wal-Mart Stores East, LP

Signed:
Landlord: Wal-Mart Stores Texas, LP

By:	/s/Don R. Etheredge	July 6, 2007
	Don R. Etheredge	Date
Wal-Mart Stores Texas, LP

Signed:
Landlord: Wal-Mart Stores Louisiana, LLC

By:	/s/Don R. Etheredge	July 6, 2007
	Don R. Etheredge	Date
Wal-Mart Stores Louisiana, LLC

Signed:
Tenant: CPI Corp.

By:	/s/Gary W. Douglass	June 25, 2007
	Gary W. Douglass	Date
Executive Vice President, Chief Financial Officer

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Exhibit A
List of Locations
(Attached)

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